Investor Presentation
   First Quarter 2009
Exhibit 99

RehabCare
delivering the post-acute continuum®

- $120 mm - 16% of revenue
  - 5 long-term acute care hospitals (LTACHs), 6 rehabilitation hospitals
  - 1 rehabilitation hospital minority owned[1]
  - 7 states [2]
  - 518 beds [2]
  - 6,200 annual patient discharges

■ $468 mm - 61% of revenue
 ■ 1,063 skilled nursing facility (SNF)
 programs in 37 states
 ■ 7.7 million annual patient visits
 ■ Polaris Group - consulting for
        long-term care facilities
 ■ VTA Management Services - therapy
 and nurse staffing for New York
Skilled Nursing Rehabilitation Services (SRS) Div.
Hospital Rehabilitation Services (HRS) Division
■ $169 mm - 22% of revenue
 ■ 158 hospital-based programs
 ■ 32 states
 ■ 46,400 inpatient rehabilitation facility
 (IRF) and skilled nursing unit
 discharges/year
 ■ 1 million annual outpatient visits
Hospital Division (HD)
Healthcare Management Consulting
■ $8.7 mm - 1% of revenue
 ■ Phase 2 Consulting - consulting for
 hospitals and health systems
$764 mm consolidated revenues for 12 months ending 3/31/09
1 Not included in consolidated revenues
2 These statistics include the minority-owned rehab hospital
RehabCare at a glance
Operating divisions

RehabCare
delivering the post-acute continuum

22%

	SNF	IRF	LTACH
Industry size	$21bn[1]	$6bn	$4bn
Type of patient	Medically stable Low acuity May require some rehab	Medically stable Require extensive rehab (min 3 hrs/day)	Medically complex Length of stay >25 days May require some rehab
	RehabCare	RehabCare	RehabCare
	SRS	HRS/HD	HD

■ RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients in need of restorative care
■ Less capital intensive/more flexible business model built around partnering with hospitals, SNFs and health systems through management contracts and joint ventures (where RehabCare has majority interest)
SNF/IRF/LTACH
No post
acute care
Hospice/Home Health
Source: MedPAC, equity research estimates
1 Of the $21bn SNF market size, $6bn is the market potential for SRS
Patient Discharge Destination
Overview of post-acute settings
65%
13%
Acute care hospital
RehabCare at a glance
The back door to acute care providers

RehabCare
delivering the post-acute continuum

Third party
Affiliated
1,063
400
500
351
317
RehabCare
golden
Kindred
SunDance
Skilled

■ Manages rehab programs for SNFs
 ■ Each Medicare certified SNF is required to provide physical, speech and occupational therapy, but many lack the management know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to our SNF partners
 ■ Access to advanced technology platform that provides for more efficient utilization of therapists and management resources, improved patient outcomes and increased SNF reimbursement
 ■ Broader array of services
 ■ Better access to scarce therapist labor pool
■ Market size¹
 ■ 15,800 Medicare certified skilled nursing facilities
Source: Information available from public filings or from company websites
¹ Source: MedPAC and Congressional Budget Office
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,063
935
700
661
425
400
300
189
Skilled Nursing Rehabilitation Services
Division overview

CAGR: 27.8%
$171
$232
$348
$433
$457
9.5%
$113
$123
2004
2005
2006
2007
2008
1Q2008
1Q2009

CAGR: 25.8%
$10
$13
($1)
$7
$26
154.4%
$4
$10
2004
2005
2006
2007
2008
1Q2008
1Q2009

■ Strong track record of profitable growth
■ Operating earnings decline due to Symphony acquisition in 2006
■ Margin recovery with completion of Symphony integration in 2007
YOY growth:  30.9%     35.5%    49.9%   24.4%  5.6% 0.9%     9.5%
Same store: 9.9%              8.4%  1.0%¹    7.1%¹   12.4% 12.6%    11.5%
Revenue ($mm)

Note: Includes Symphony acquisition as of July 1, 2006

¹Same store analysis does not include Symphony
% Margin: 6.0%  5.5%        (0.3%)   1.7%     5.6%    3.7%       8.5%
Operating Earnings ($mm)
Skilled Nursing Rehabilitation Services
Performance

1,000
4,000
5,000 acute care hospitals
Outsourced, 15%
Self-operated, 85%
1,000 IRFs
Other, 11%
HealthSouth, 3%
Horizon Health, 13%
RehabCare, 73%
150 outsourced

■ Manages hospital-based IRFs and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved clinical outcomes
 ■ Ability to attract ~30% admissions from external sources
 ■ Broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Better access to scarce therapist labor pool
 ■ Better compliance (60% rule, RAC, 3-hour rule)
 — Enhanced denial management
Source: Information available from public filings or from company websites
Competitive Landscape
Hospital Rehabilitation Services
Division overview

Rehab Care
delivering the post-acute continuum

CareNexus
A Division of RehabCare
WEST PENN HOSPITAL
Inpatient
Outpatient
WEST PENN - FORBES REGIONAL CAMPUS
Inpatient
Outpatient
ALLE-KISKI MEDICAL CENTER
Inpatient
Outpatient
WEST PENN ALLEGHENY HEALTH SYSTEM
CANONSBURG GENERAL HOSPITAL
Inpatient
Outpatient
ALLEGHENY GENERAL HOSPITAL
Outpatient
AGH - SUBURBAN CAMPUS
Outpatient
CARE MANAGEMENT

■ RehabCare offers acute care providers opportunity to
 expand post-acute services and deliver a more
 coordinated continuum of care for their patient population
■ Collaborative agreement with West Penn Allegheny Health
 System (WPAHS) in October 2008 is an example of this
 model
■ Benefits for WPAHS:
 ■ Enhanced clinical services for ever-growing post-acute
 population
 ■ Improved market share / decreased outmigration
 ■ Improved patient outcomes / creation of “centers of excellence”
 ■ Seamless integration of post-acute services and patient care coordination through CareNexus
WPAHS agreement
A continuum of care model

CAGR: (3.5%)
$191
$190
$180
$164
$166
7.2%
$40
$43
2004
2005
2006
2007
2008
1Q2008
1Q2009

$33
CAGR: (9.7%)
$23
$24
$23
$22
35.8%
$5
$6
2004
2005
2006
2007
2008 [1]
1Q2008
1Q2009

■ Revenue and operating earnings declined due to implementation of the 75% Rule in 2004
■ Clear runway to growth given freeze of 75% Rule at 60% starting January 2008
 ■ Revenue and operating earnings rebounded during the second half of 2008 with further growth expected in 2009
YOY growth:  2.6%    (0.5%)  (5.3%)   (8.7%)  0.9%   (7.1%)   7.2%
IRFs:   113   120  115   107  113 107   113
Revenue ($mm)
¹includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
Operating Earnings ($mm)
% Margin: 17.3%    11.9%   13.2%   14.0%  13.3%       11.5%   14.6%
1
Hospital Rehabilitation Services
Performance

IRF
LTACH
6
93
88
5
82
24
21
20
8
6
9
5
5
71
9
4
HEALTHSOUTH
Kindred
RHC
LIFECARE HOSPITALS
VIBRA
RehabCare
Cornerstone

■ Market Size:
 ■ 215+ IRFs
Freestanding IRFs
LTACHs
Competitive Landscape
■ Market Size:
 ■ 460+ LTACHs
Source: Information available from public filings or from company websites
¹ Includes minority-owned hospital
Centerre
Hospital Division
Market overview

05	06	07	08	09	10
Clear Lake Rehabilitation Hospital *Houston, Texas*					
West Gables Rehabilitation Hospital *Miami, Florida*					
MeadowBrook Specialty Hospital of Lafayette *Lafayette, Louisiana*			Northland LTACH *35-bed LTACH* *North Kansas City, Missouri*		Central Texas Rehabilitation Hospital *(Phase II)* *16-bed expansion/relocation* *Austin, Texas*
MeadowBrook Specialty Hospital of Tulsa *Tulsa, Oklahoma*	Louisiana Specialty Hospital *New Orleans, Louisiana*		The Specialty Hospital *24-bed LTACH* *Rome, Georgia*		Central Texas Specialty Hospital *40-bed LTACH* *Austin, Texas*
Arlington Rehabilitation Hospital *Arlington, Texas*	Northwest Texas Rehabilitation Hospital *Amarillo, Texas*	Central Texas Rehabilitation Hospital *(Phase I)* *Austin, Texas*	St. Luke's Rehabilitation Hospital *35-bed Rehab* *St. Louis, Missouri*	Greater Peoria Specialty Hospital *50-bed LTACH* *Peoria, Illinois* *(Opening Q309)*	The Specialty Hospital *21-bed LTACH expansion* *Rome, Georgia*

■ 11 existing hospitals, 2 in development, 2 expansions; one scheduled opening in Q309
■ Strategy of partnering with real estate investors/joint venture partners to build hospitals in a capital-
 efficient, high ROI fashion
Wholly Owned
Joint Venture
Growing portfolio of post-acute hospitals

- Operating losses in 2008 were the result of uneven performance among mature hospitals, start-up and ramp-up losses of $5.8 mm and higher SG&A related to infrastructure investments to support growing hospital portfolio
- Significant improvement in hospital management
- Revenue enhancement/cost reduction initiatives
- Improved operating results over the last two quarters provide the foundation for continued improvement in 2009 and breakeven earnings in the first half of 2010

$40
$30
$20
$10
$0
$27
$27
$28
$30
$35
1,492
1,467
1,492
1,568
1,647
1,800
1,700
1,600
1,500
1,400
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
Revenue
Discharges

Operating Earnings ($mm)

$0
($1)
($2)
($3)
($4)
($5)
($6)
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
($0.1)
($3.5)
($5.5)
($4.8)
($2.3)

Revenue ($mm) and discharges
1Includes a $1.5 mm pretax charge related to the cancellation of a planned acquisition and development project
¹
Hospital Division
Performance

CAGR: 10.2%
$612
$705
$743
11.6%
$182
$203
2006
2007
2008
1Q2008
1Q2009

CAGR: 60.3%
$7
$13
$19
92.1%
$5
$9
2006
2007
2008
1Q2008
1Q2009

Net Earnings ($mm)
Revenue ($mm)
EPS:        $0.42  $0.731 $1.052                 $0.25   $0.48
¹includes a $0.17 per diluted share impairment charge on an intangible asset
²includes $0.09 per diluted share in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project
Consolidated financial summary

■ Cash position increased by $10.8 mm in Q109 to provide greater liquidity during credit crisis (net debt fell from $30 mm at FYE 2008 to $19 mm at 3/31/09)
 ■ Days sales outstanding improved from 66 days at FYE 2008 to 64 days at 3/31/09
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
Percent of Net Debt (debt less cash) to Total
Capital
($mm)
$ 27.4
438.4
57.0
267.8
 18%
9%
$ 38.2
452.5
57.0
277.4
17%
6%
12/31/08
3/31/09
■ Continued strong operating cash flow expected in 2009 with DSO of approximately 66 days
■ Capital expenditures anticipated to be approximately $11 million for the remainder of 2009, primarily related to information systems investments
2009 Outlook:
Consolidated balance sheet

LTACHs
IRFs
SNFs
■ The Extension Act contained LTACH
 -specific provisions through
 December 31, 2010, including
 stoppage of both the 25% rule and a
 short-stay outlier payment provision.
 It also instituted a moratorium on
 development of new LTACHs.
■ For FY2009, CMS implemented a
 2.7% increase in rates
■ LTACH proposed rule for FY2010
 provides a net 0.6% increase
■ Prior legislation requires CMS to
 report by July 2009 the results of an
 LTACH study related to admission
 criteria
■ The SCHIP Extension Act of 2007
 eliminated a market basket update
 through FY2009
■ IRF proposed rule provides for a
 2.4% payment rate update for
 FY2010
■ Prior legislation requires CMS to
 report by July 2009 the results of an
 IRF study related to patient access
■ CMS issued a 3.4% industry rate
 increase for FY2009, which became
 effective on October 1, 2008
■ SNF proposed rule for FY2010
 Medicare reimbursement calls for a
 net 1.2% decrease
■ Part B therapy cap exceptions
 process and physician fee schedule
 increase are set to expire December
 31, 2009
Current reimbursement environment

Summary
■ Under a bundled payment model, a single provider would receive a bundled payment intended to cover the full cost of care, from hospitalization to 30 days post-discharge
■ The Senate’s Policy Option paper, issued on April 29, 2009, highlights post-acute care with discussions on both hospital readmissions and bundling of payments
■ The paper calls for initial implementation of a readmission policy in FY2010 and a bundled payment system to be phased in beginning FY2015
■ Provides CMS the option to directly pay qualified post-acute providers, as long as the acute care hospital is involved
■ We believe a bundled payment system will produce a more cost-efficient delivery system with better patient outcomes
■ Also eliminates the need for arbitrary regulations such as the 60% Rule, 25-day LTACH length-of-stay requirement and the 3-day hospital admission requirement for SNFs
■ Our bundled payment position paper and rule elimination summary are available for viewing at www.rehabcare.com
■ Prompts acute care hospitals to have a post-acute care strategy, which creates opportunity for new RHB hospital contracts and joint venture partnerships
Potential Impact
Bundled payment proposal
Impact on post-acute care

▪ Strong consolidated revenue and net earnings growth for the full year, with quarterly operating earnings impacted less by hospital start-up/ramp-up losses than in 2008
▪ In the Skilled Nursing Rehabilitation Services division, 6.5% - 7.5% operating earnings margins for the remainder of 2009, driven by 6% - 8% year-over-year same store revenue growth; flat to modest unit growth
▪ For the Hospital Rehabilitation Services division,14% - 16% operating earnings margin, 3% - 5%
 year-over-year growth in IRF same store discharges and a stable to modest net increase in units, with most unit growth occurring in the second half of the year
▪ In the Hospital division, total year operating losses of $8.4 - $9.4 million, a reduction of $4.5 - $5.5 million compared to fiscal year 2008. Revenue of $145 - $155 million for the full year, driven by strong growth in mature and de novo hospitals and assuming implementation of the proposed
 FY2010 market basket increase for IRFs and a minimal increase for LTACHs. Breakeven operating earnings in the first half of 2010.
2009 Outlook

- Continue to expand our reach in the post-acute space through both organic and acquisitive growth
- Seek out opportunities to replicate WPAHS continuum model in other hospitals and health care systems
- Apply CareNexus care management delivery model to ensure timely and appropriate placement of patients

- Continue to implement action plan for improved performance in existing hospitals by refining operating systems and processes and making necessary investments in IT infrastructure
- Continue to grow through acquisitions and joint venture partnerships

- Roll out iPhone technology and upgrade therapy management system to web based platform in SRS and HRS divisions
- Standardize Hospital division on single IT platform
- Standardize back-office functions on integrated IT platform

- Continue to address therapist supply issue through:
  - Aggressive recruiting program
  - Campus Relations initiative
  - Academic partnerships
  - Allied Health Research Institute

The Post-Acute Continuum
Hospital Division
IT Roadmap
Therapist Solutions
Long-term strategic plan

Inpatient Rehabilitation Facilities
Skilled Nursing Facilities
HOSPITAL
CARE MANAGEMENT
HOME
Outpatient Rehabilitation Programs
Long Term Acute Care Hospitals

Why RehabCare?
One of the longest tenured post-acute providers (established in 1982)
■ Increasing market demand
 ■ Expenditures for post-acute services:
 ■ Grew $20.4 billion from 2000-2007
 ■ Projected to increase 150% by 2016
 ■ Represents 15% of Medicare fee-for-service spending
 ■ First wave of baby boomers enter Medicare in 2011
■ Post-acute continuum capabilities
 ■ Offers flexible solutions to clients and partners
 ■ Gives us the ability to withstand market
 pressures in any one segment
 ■ Positions us to capitalize on proposed bundled
 or episodic payment system

- Demonstrated ability to grow revenue and earnings organically and through acquisitions

Revenue
Op Earnings
$800
$600
$400
40
30
20
2006
2007
2008

CAGR

- Proven ability to adapt to market and regulatory changes

- Strong cash flow

Why RehabCare?
 ✓ PPS
 ✓ 60% Rule
2 Total debt less cash
 ✓ Part B Therapy Caps
 ✓ LTACH 25% rule
2006-08
10.2%
21.3%
 ■ Enhances competitive advantage in economic
 downturns
 ■ Greater flexibility with potential partners
 searching for capital resources
 ■ Allows continued evaluation of growth
 opportunities

Note: Includes Symphony acquisition as of July 1, 2006
¹ Includes $2.7mm in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project in FY2008
	FY2006	FY2007	FY2008	Q12009
DSO	78	72	66	64
CFFO	$19	$52	$49	$9
Net Debt[2]	$111	$64	$30	$19

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the
Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange
Commission, including its most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that may affect its ability to achieve the results estimated. The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor